UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hormel Foods Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

8-K

Your Vote Counts! HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 HORMEL FOODS CORPORATION You invested in HORMEL FOODS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 31, 2023. Vote Virtually at the Meeting* January 31, 2023 6:00 p.m. CST Virtually at: www.virtualshareholdermeeting.com/HRL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D93698-P82137 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by January 30, 2023 11:59 PM ET. For shares held in a Plan, vote by January 26, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D93699-P82137 1 Year 1. Elect a board of 11 directors: Nominees: 1a. Prama Bhatt 1c. Stephen M. Lacy 1b. Gary C. Bhojwani 1d. Elsa A. Murano, Ph.D. 1e. Susan K. Nestegard 1f. William A. Newlands 1g. Christopher J. Policinski 1h. Jose Luis Prado 1i. Sally J. Smith 1j. James P. Snee 1k. Steven A. White 2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 29, 2023. 3. Approve the Named Executive Officer compensation as disclosed in the Company’s 2023 annual meeting proxy statement. 4. Advisory vote on the frequency of advisory votes to approve Named Executive Officer compensation. 5. Stockholder proposal requesting the Company comply with World Health Organization guidelines on antimicrobial use throughout its supply chains, if presented at the meeting. Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For H elp us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com. Against